SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 13, 2002
                                                         -----------------




                           HCSB Financial Corporation
                           --------------------------
                            (Exact name of registrant
                          as specified in its charter)




South Carolina               000-26995                      57-1079444
--------------------------------------------------------------------------------
(State or other             (Commission                  (I.R.S. Employer
jurisdiction of             File Number)                Identification No.)
incorporation)




                5201 Broad Street, Loris, South Carolina 29569
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (843) 756-6333
                                                           --------------




                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

         On November 13, 2002, the Chief Executive Officer, James R. Clarkson, and the Chief Financial Officer, Michael W. Hambrick, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.













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







                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HCSB FINANCIAL CORPORATION



                                      By:      /s/ James R. Clarkson
                                      -----------------------------------------
                                      Name:    James R. Clarkson
                                      Title:   Chief Executive Officer

Dated: November 13, 2002



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



                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.





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




Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer HCSB Financial Corporation (the "Company"), each certify that, to his or her knowledge on the date of this certification:


               1. The quarterly report of the Company for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on this date (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                      /s/ James R. Clarkson
                                      ------------------------------------------
                                      James R. Clarkson
                                      Chief Executive Officer
                                      November 13, 2002

                                     /s/ Michael W. Hambrick
                                      -----------------------------------------
                                      Michael W. Hambrick
                                      Chief Financial Officer
                                      November 13, 2002